As filed with the Securities and Exchange Commission on August 28, 1998
                                                           Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                                BROADVISION, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                                       94-3184303
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                              --------------------

                      585 Broadway, Redwood City, CA 94063
                    (Address of principal executive offices)

                              --------------------

                              Equity Incentive Plan
                        1996 Employee Stock Purchase Plan
                            (Full title of the plans)

                                   Pehong Chen
                      President and Chief Executive Officer
                                BroadVision, Inc.
                                  585 Broadway
                         Redwood City, California 94063
                                 (650) 261-5100
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------

                                   Copies to:
                            Kenneth L. Guernsey, Esq.
                               Cooley Godward LLP
                         One Maritime Plaza, 20th Floor
                             San Francisco, CA 94111
                                 (415) 693-2000

                              --------------------

                                                 CALCULATION OF REGISTRATION FEE
=================================================================================================================================
                                                      Proposed Maximum          Proposed Maximum
 Title of Securities to                              Offering Price Per        Aggregate Offering
      be Registered            Amount to be               Share(1)                   Price(1)           Amount of Registration
                                Registered                                                                       Fee
=================================================================================================================================
Stock  Options and Common
Stock (par value $.001)         1,175,000               $21.125                    $24,814,090               $7,196.08
=================================================================================================================================

         (1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act of 1933, as amended (the "Act"). The offering price per share and aggregate offering price are based upon (a) the weighted average exercise price, for shares subject to outstanding options granted under BroadVision, Inc. ("Registrant" or "Company") under the Company's Equity Incentive Plan (the "Incentive Plan")(pursuant to Rule 457(h) under the Act) or (b) the average of the high and low prices of Registrant's Common Stock as reported on the Nasdaq National Market on August ___, 1998, for (i) shares reserved for future grant pursuant to the Incentive Plan and (ii) shares issuable pursuant to the 1996 Employee Stock Purchase Plan (pursuant to Rule 457(c) under the Act). The following chart illustrates the calculation of the registration fee:


================================================================================================================================
                  Title of Shares                        Number of Shares       Offering Price Per       Aggregate Offering
                                                                                       Share                    Price
--------------------------------------------------------------------------------------------------------------------------------
Shares  issuable   pursuant  to  outstanding   stock          173,000              $21.08(1)(a)               $3,646,840
options under the Equity Incentive Plan
--------------------------------------------------------------------------------------------------------------------------------
Shares reserved for future issuance pursuant to the           802,000              $21.125(1)(b)              $16,942,250
Equity Incentive Plan
--------------------------------------------------------------------------------------------------------------------------------
Shares issuable  pursuant to the 1996 Employee Stock          200,000              $21.125(1)(b)              $4,225,000
Purchase Plan
--------------------------------------------------------------------------------------------------------------------------------
Proposed Maximum Aggregate Offering Price                                                                     $24,814,090
--------------------------------------------------------------------------------------------------------------------------------
Registration Fee                                                                                              $7,196.08
================================================================================================================================


================================================================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-14057

         The contents of Registration Statement on Form S-8 No. 333-14057 filed with the Securities and Exchange Commission on October 15, 1996 are incorporated by reference herein.



                                    EXHIBITS

Exhibit
Number
-------

5.1       Opinion of Cooley Godward LLP

23.1      Consent of KPMG Peat Marwick LLP

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24        Power of Attorney is contained on the signature pages.

99.1*     Equity Incentive Plan, as amended as of May 11, 1998.

99.2*     1996 Employee Stock Purchase Plan, as amended as of May 11, 1998.

* Documents incorporated by reference from the Company's Form 10-Q filed with the SEC on May 15, 1998

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on August 27, 1998.

                                            BROADVISION, INC.


                                            By:      /s/ Randall C. Bolten
                                               ---------------------------------
                                                     Randall C. Bolten
                                                     Chief Financial Officer


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Pehong Chen and Randall C. Bolten, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                             Title                                       Date

         /s/ Pehong Chen                              President,  Chief Executive Officer and     August 27, 1998
--------------------------------------------          Director (Principal Executive Officer)
         Pehong Chen


         /s/ Randall C. Bolten                        Vice  President  Operations,  and Chief     August 27, 1998
--------------------------------------------          Financial Officer (Principal  Financial
         Randall C. Bolten                            and Accounting Officer)



         /s/ David L. Anderson                        Director                                    August 27, 1998
--------------------------------------------
         David L. Anderson


         /s/ Yogen K. Dalal                           Director                                    August 27, 1998
--------------------------------------------
         Yogen K. Dalal


         /s/ Koh Boon Hwee                            Director                                    August 27, 1998
--------------------------------------------
         Koh Boon Hwee


         /s/ Carl Pascarella                          Director                                    August 27, 1998
--------------------------------------------
         Carl Pascarella

                                       3

                                  EXHIBIT INDEX


Exhibit
Number                             Description

5.1       Opinion of Cooley Godward LLP

23.1      Consent of KPMG Peat Marwick LLP

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24        Power of Attorney is contained on the signature pages.

99.1*     Equity Incentive Plan

99.2*     1996 Employee Stock Purchase Plan

* Documents incorporated by reference from the Company's Form 10-Q filed with the SEC on May 15, 1998

                                       4